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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 28, 2000



                    INTERNATIONAL MENU SOLUTIONS CORPORATION
             (Exact name of registrant as specified in its charter)


         NEVADA                                   001-15011                       91-1849433
        (State or other                       (Commission File                 (I.R.S. Employer
       jurisdiction of                             Number)                      Identification
       incorporation)                                                               Number)


      350 CREDITSTONE ROAD
           UNIT 202
     CONCORD, ONTARIO, CANADA                                                       L4K3Z2
(Address of principal executive offices)                                          (Zip Code)


       Registrant's telephone number, including area code: (416) 366-6368
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ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

Pursuant to a Financing Support Agreement (the "Support Agreement") entered into on November 28, 2000, Southbridge Investment Partnership No. 1 ("Southbridge") acquired the right to nominate, and International Menu Solutions Corporation agreed to use its best to cause to be elected, a number of members of the board of directors such that Southbridge nominees would comprise a majority of the board of directors. To date, no action has been undertaken to effect this majority. Southbridge nominees currently comprise two of the four board members.


ITEM 5.           OTHER EVENTS.

On November 28, 2000, International Menu Solutions Corporation, a Nevada corporation ("IMSC" or the "Company") and its subsidiary, International Menu Solutions Inc. ("IMSI"), entered into the Support Agreement with Southbridge whereby an affiliate of Southbridge agreed to provide security and a guarantee in support of additional operating loans with the Bank of Nova Scotia in the amount of CDN$3,000,000 (the "Bulge Facility"). The Bulge Facility would mature on January 15, 2002. In conjunction with the foregoing, the Company has received and signed a commitment letter with the Bank of Nova Scotia dated November 1, 2000 which provides for the Bulge Facility secured by the security and guarantee provided in the Support Agreement.

         Under the terms of the agreement, Southbridge received a transaction fee of CDN$100,000. A support payment of CDN$400,000 may be payable if the Company does not meet certain requirements relating to (i) renegotiating the Company's short term debt facility with Southbridge, First Ontario Labour Sponsored Investment Fund Ltd, and Bank of Montreal Capital Corporation ("Southbridge, et al.") entered into in June 2000 by December 31, 2000 and (ii) amend the Company's capital structure and determination of earn out payments to sellers of businesses to the Company by March 31, 2001. Pursuant to the Support Agreement, Southbridge also receives a guarantee fee of 5% of the portion of the Bulge Facility advanced by the Bank of Nova Scotia and a standby fee of 3% on any unadvanced portion. In addition, unless otherwise agreed in connection with the renegotiation of the Southbridge, et al short term debt facility, the Company will be required to issue 3,461,538 Warrants with each warrant entitling the holder to purchase one common share at an exercise price of US$0.90 on February 28, 2001. The Warrants would be exercisable to November 15, 2005.


ITEM 7.           EXHIBITS

  99.1 Support Agreement, dated November 17, 2000 by and between IMSC, IMSI and Southbridge Investment Partnership No. 1

  99.2 Commitment Letter by and between IMSC, IMSI (and their subsidiaries) and the Bank of Nova Scotia dated November 1, 2000.

                                      * * *
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, IMSC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 12, 2000

                                       INTERNATIONAL MENU SOLUTIONS
                                       CORPORATION



                                       By   /s/ Michael A. Steele
                                         --------------------------------------
                                          Michael A. Steele
                                          President and Chief Executive Officer
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EXHIBIT INDEX


Exhibit No.                                        Description
----------                                         -----------

  99.1 Support Agreement, dated November 17, 2000 by and between IMSC, IMSI and Southbridge Investment Partnership No. 1.

  99.2 Commitment Letter by and between IMSC, IMSI (and their subsidiaries) and the Bank of Nova Scotia dated November 1, 2000.